Exhibit 10.1

AMENDMENT NO. 2 AND INCREASING LENDER SUPPLEMENT

AMENDMENT NO. 2 AND INCREASING LENDER SUPPLEMENT, dated December 31, 2021 (this “Amendment”), by and among each of the signatories hereto, to that certain Amended and Restated Credit Agreement, dated as of December 22, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) by and among Energizer Holdings, Inc. (the “Borrower”), the financial institutions from time to time parties thereto as lenders (the “Lenders”), the issuing banks from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Section 2.05(b) of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Aggregate Revolving Loan Commitment under the Credit Agreement by requesting one or more existing Lenders or new banks, financial institutions or other entities to increase the amount of its Revolving Loan Commitment;

WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to increase the Aggregate Revolving Loan Commitment pursuant to such Section 2.05(b);

WHEREAS, pursuant to Section 2.05(b) of the Credit Agreement, the undersigned Increasing Lenders now desire to increase the amount of their respective Revolving Loan Commitments under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent this Amendment; and

WHEREAS, the Borrower, the Lenders party hereto which collectively constitute the Required Lenders (determined after giving effect to the Increased Revolving Commitments (as defined below)) (the “Consenting Lenders”) as of the date hereof and the Administrative Agent have entered into this Amendment.

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.          Increased Revolving Commitments. Each of the undersigned Increasing Lenders agrees, subject to the terms and conditions of the Credit Agreement, that on the Amendment Effective Date (as defined below) its Revolving Loan Commitment shall be increased to the amount set forth opposite such Increasing Lender’s name in Schedule 1 attached hereto (the “Increased Revolving Commitments”).

2.          Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, from and after the Amendment Effective Date, Section 7.03(e)(ix) of the Credit Agreement is hereby amended and restated in full as follows:

“(ix) dispositions of accounts receivable and related assets in connection with any supply chain finance programs or other receivables sale transactions, provided that the aggregate outstanding balance of accounts receivable so sold by the Borrower and any Restricted Subsidiaries (A) during any fiscal year of the Borrower shall not exceed the greater of (i) $600,000,000 or (ii) 12% of Consolidated Assets at the time of such disposition and (B) shall not exceed $275,000,000 as of the last day of any fiscal quarter of the Borrower;”

3.          Representations of Loan Parties.  Each of the Loan Parties hereby represents and warrants as of the Amendment Effective Date:

(a)         there exists no Default or Unmatured Default; and

(b)       all of the representations in the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) as of such earlier date.

4.          Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (as defined in the Collateral Agreement) on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Collateral Agreement with respect to all of the Secured Obligations.  On and as of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby.

5.          Effective Date.  The amendments set forth in Section 2 hereof and the Increased Revolving Commitments shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)        the Administrative Agent and the Arrangers shall have received all fees and other amounts due and payable on or prior to such date including: (i) fees, disbursements and charges of counsel to such Arrangers under Section 10.07 of the Credit Agreement, including to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder and (ii) all fees due and payable to such Arrangers on such date under that certain Engagement Letter, dated as of December 21, 2021;

(b)         the Administrative Agent shall have received the fees set forth in the Agent Fee Letter, dated as of the date hereof;

(c)       the conditions set forth in Section 5.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, both immediately prior to and immediately after giving effect to the transactions contemplated by this Amendment;

(d)         the Administrative Agent shall have received:

(i)          executed copies of this Amendment from the Administrative Agent, the Loan Parties and the Consenting Lenders;

(ii)        customary written opinions of (i) Sullivan & Cromwell LLP, the Loan Parties’ New York counsel, and (ii) Bryan Cave Leighton Paisner LLP, the Loan Parties’ Missouri counsel, each addressed to the Administrative Agent and the Increasing Lenders;

(iii)      copies of the Certificate of Incorporation (or other equivalent governing document) of each Loan Party, together with all amendments and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation;

(iv)      copies, certified by the Secretary or Assistant Secretary or other authorized representative of each of the Loan Parties, of its By-Laws (or other equivalent governing document) and of its Board of Directors’ (or similar body) resolutions authorizing the execution of this Amendment and the Loan Documents entered into by it on the Amendment Effective Date;

(v)        an incumbency certificate, executed by the Secretary or Assistant Secretary or other authorized representative of each of the Loan Parties, which shall identify by name and title and bear the original, facsimile or electronic (including by DocuSign) signature of the officers of the Loan Parties authorized to sign this Amendment, upon which certificate the Consenting Lenders shall be entitled to rely until informed of any change in writing by the Borrower; and

(vi)          a certificate signed by an Authorized Officer of the Borrower and dated as of the Amendment Effective Date, certifying as to the satisfaction of the condition set forth in Section 5(c) of this Amendment; and

(e)        the Administrative Agent shall have received all documentation and other information with respect to the Borrower reasonably requested by the Consenting Lenders that is required for compliance with the Patriot Act or other “know your customer” and anti-money laundering rules and regulations (which requested information shall have been received at least three (3) Business Days prior to the Amendment Effective Date to the extent requested by the Lenders at least ten (10) Business Days prior to the Amendment Effective Date).

6.          Terms defined in the Credit Agreement shall have their defined meanings when used herein.

7.          This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8.         For the avoidance of doubt, this Amendment constitutes an Increasing Lender Supplement and a Loan Document. Each party hereto hereby agrees that the determination of Required Lenders for purposes of approving the amendments set forth in Section 2 of this Amendment shall be made after giving effect to the Increased Revolving Commitments.

9.         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer on the date first above written.

ENERGIZER HOLDINGS, INC.

By:	/s/ John J. Drabik
Name: John J. Drabik
Title: Executive Vice President and Chief Financial Officer

ENERGIZER INVESTMENT COMPANY

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ENERGIZER BRANDS, LLC

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ENERGIZER, LLC

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ENERGIZER MANUFACTURING, INC.

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ENERGIZER INTERNATIONAL, INC.

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ENERGIZER BRANDS II HOLDING LLC

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

AMERICAN COVERS, LLC

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

CALIFORNIA SCENTS, LLC

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ASSOCIATED PRODUCTS, LLC

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

6

ENERGIZER AUTO BRANDS, INC.

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ENERGIZER AUTO SALES, INC.

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ENERGIZER AUTO MANUFACTURING, INC.
By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ENERGIZER AUTO, INC.

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

ENERGIZER BRANDS III LLC

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

7

ENERGIZER INTERNATIONAL SUB, LLC

By:	/s/ Jonathan P. Poldan
Name: Jonathan P. Poldan
Title: Vice President, Treasurer and Investor Relations

8

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Eric B. Bergeson
Name: Eric B. Bergeson
Title: Authorized Officer

[Lender Signature Pages Omitted]